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Exhibit 32

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADDED BY
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        In connection with the Annual Report of Fox Chase Bancorp, Inc. (the "Company") on Form 10-K for the year ended December 31, 2012 as filed with the Securities and Exchange Commission (the "Report"), the undersigned hereby certify, pursuant to 18 U.S.C. §1350, as added by § 906 of the Sarbanes-Oxley Act of 2002, that:

  (1)
  The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

  (2)
  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the period covered by the Report.

/s/ THOMAS M. PETRO Thomas M. Petro President and Chief Executive Officer
/s/ ROGER S. DEACON Roger S. Deacon Chief Financial Officer

Date: March 13, 2013

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  Exhibit 32
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADDED BY SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002